EXHIBIT 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Asta Funding, Inc. (the “Company”) on Form 10-K/A for the year ended September 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Gary Stern, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

/s/ Gary Stern
Gary Stern
President and Chief Executive Officer
(Principal Executive Officer)

Dated: January 28, 2013

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the 10-K/A as a separate disclosure statement.